The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

Investor Class
Janus Money Market Fund $58,753
Janus Government Money Market Fund $7,454
Janus Tax-Exempt Money Market Fund $2,176

Institutional Class
Janus Money Market Fund $229,324
Janus Government Money Market Fund $30,687
Janus Tax-Exempt Money Market Fund $132

Service Class
Janus Money Market Fund $1,119
Janus Government Money Market Fund $6,384
Janus Tax-Exempt Money Market Fund $0

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72EE correctly, the correct answer is as follows (in 000's):

Investor Class
Janus Money Market Fund $2
Janus Government Money Market Fund $0
Janus Tax-Exempt Money Market Fund $0
Janus Mid Cap Value Fund $338,149
Janus Small Cap Value Fund $186,826

Institutional Class
Janus Money Market Fund $10
Janus Government Money Market Fund $0
Janus Tax-Exempt Money Market Fund $0
Janus Mid Cap Value Fund $60,135
Janus Small Cap Value Fund $165,355

Service Class
Janus Money Market Fund $0
Janus Government Money Market Fund $0
Janus Tax-Exempt Money Market Fund $0

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

Investor Class
Janus Money Market Fund $0.0430
Janus Government Money Market Fund $0.0422
Janus Tax-Exempt Money Market Fund $0.0278

Institutional Class
Janus Money Market Fund $0.0472
Janus Government Money Market Fund $0.0467
Janus Tax-Exempt Money Market Fund $0.0319

Service Class
Janus Money Market Fund $0.0445
Janus Government Money Market Fund $0.0442
Janus Tax-Exempt Money Market Fund $0.0295

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows (in 000's):

Investor Class
Janus Money Market Fund $0.0000
Janus Government Money Market Fund $0.0000
Janus Tax-Exempt Money Market Fund $0.0000
Janus Mid Cap Value Fund $1.8275
Janus Small Cap Value Fund $4.4495

Institutional Class
Janus Money Market Fund $0.0000
Janus Government Money Market Fund $0.0000
Janus Tax-Exempt Money Market Fund $0.0000
Janus Mid Cap Value Fund $1.8275
Janus Small Cap Value Fund $4.4495

Service Class
Janus Money Market Fund $0.0002
Janus Government Money Market Fund $0.0000
Janus Tax-Exempt Money Market Fund $0.0000

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

Investor Class
Janus Money Market Fund - $1,412,925
Janus Government Money Market Fund - $176,188
Janus Tax-Exempt Money Market Fund - $76,311

Institutional Class
Janus Money Market Fund - $6,316,993
Janus Government Money Market Fund - $536,062
Janus Tax-Exempt Money Market Fund - $7,938

Service Class
Janus Money Market Fund - $34,407
Janus Government Money Market Fund - $165,479
Janus Tax-Exempt Money Market Fund - $10

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows (in 000's):

Investor Class
Janus Money Market Fund $1.00
Janus Government Money Market Fund $1.00
Janus Tax-Exempt Money Market Fund $1.00

Institutional Class
Janus Money Market Fund $1.00
Janus Government Money Market Fund $1.00
Janus Tax-Exempt Money Market Fund $1.00

Service Class
Janus Money Market Fund $1.00
Janus Government Money Market Fund $1.00
Janus Tax-Exempt Money Market Fund $1.00